SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K



                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  May 30, 1997




                    ARVIDA/JMB PARTNERS, L.P. - II
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Illinois                   0-19245                58-1809884
-------------------         --------------         --------------------
(State or other)              (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------

ITEM 2. DISPOSITION OF ASSETS. On May 30, 1997, Arvida/JMB Partners, L.P.- II (the "Partnership") closed on the sale of its Talega Property, consisting of approximately 2,290 acres of land in southern Orange County, California and related assets (the "Property"), to Talega Associates, LLC (the "Buyer"). The Buyer is not affiliated with the Partnership or its General Partner, and the sale price was determined by arm's-length negotiations and approved by the Partnership's lender. The gross sale price was $31,100,000. In conjunction with the sale of its Property, the Partnership paid all current and delinquent property taxes, including penalties and interest. The Partnership also reached an agreement with the Santa Margarita Water District resulting in an agreed upon amount due with respect to the Partnership's tax exempt bond financing. This amount was paid at closing, at which time the Partnership received a full and unconditional release from the Santa Margarita Water District. In addition, all contractual obligations of the Partnership with respect to the Property were assumed by the Buyer. The net proceeds from the sale, after prorations and closing costs, totaled $19,144,718. Of this amount, $18,844,718 was applied against the outstanding principal balance on the Partnership's term loans, and $300,000 was deposited to fund the Partnership's expenses. As previously reported, the Partnership had reduced its basis for financial reporting purposes to zero through loss provisions. The sale of the Property resulted in a gain of approximately $32.2 million for financial reporting purposes and an ordinary loss of approximately $154.8 million for Federal income tax purposes. The gain for financial reporting purposes exceeds the gross sale price due to the write-off of an obligation related to the Property for which the Partnership is no longer liable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of business acquired
                 Not applicable.

        (b) Pro Forma Financial Information
                 See attached.

        (c) Exhibits
            2.1. Agreement for Sale and Purchase of Real Property dated October 25, 1996 by and between Arvida/JMB Partners, L.P. - II and Starwood/ Talega Associates, L.L.C. for the sale of certain real property within the Talega Property is incorporated by reference to Exhibit 10.16 to the Partnership's report for September 30, 1996 on Form 10-Q (File No. 0-19245) filed with the Securities and Exchange Commission dated November 8, 1996.

            2.2. Amendment dated March 18, 1997 to Agreement for Purchase and Sale of Real Property by and between Arvida/JMB Partners, L.P.-II and Starwood/Talega Associates, L.L.C. for the sale of certain real property within the Talega Property is incorporated by reference to Exhibit
10.9 to the Partnership's report for December 31, 1996 on Form 10-K (File No. 0-19245) filed with the Securities and Exchange Commission dated March 21, 1997.

            2.3. Amendment dated December 9, 1996 to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Arvida/JMB Partners, L.P.-II and Starwood/Talega Associates, L.L.C. for the sale of certain real property within the Talega Property is filed herewith.

            2.4. Amendment dated May 20, 1997 to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Arvida/JMB Partners, L.P.-II and Starwood/Talega Associates, L.L.C. for the sale of certain real property within the Talega Property is filed herewith.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      ARVIDA/JMB PARTNERS, L.P. - II

                      BY:   Arvida/JMB Managers-II, Inc.
                            (The General Partner)


                            GAILEN J. HULL
                      By:   Gailen J. Hull
                            Senior Vice President












Dated:  June 16, 1997

                    PROFORMA FINANCIAL INFORMATION

                    Arvida/JMB Partners, L.P. - II
                        (A Limited Partnership)
                       And Consolidated Venture

                      Consolidated Balance Sheet


                                           Pro Forma
                            Historical     Adjustments    Pro Forma
                             March 31,    for Disposi-    March 31,
                               1997         tion (1)        1997
                           ------------   ------------   -----------
ASSETS
------

Cash and cash
  equivalents . . . . . . .$    247,698                      247,698
Restricted cash . . . . . .     756,815        300,000     1,056,815
Trade and other accounts
 receivable (net of
 allowance for doubtful
 accounts of $62,690
 at March 31, 1997) . . . .      31,041                       31,041
Real estate inventories . .      57,598                       57,598
Property and equipment
 held for sale or
 disposition. . . . . . . .   2,701,441                    2,701,441
Prepaid expenses and
 other assets . . . . . . .     755,415                      755,415
                           ------------    -----------  ------------
    Total assets. . . . . .$  4,550,008        300,000     4,850,008
                           ============    ===========  ============

LIABILITIES
-----------

Bank overdrafts . . . . . .$      6,395                        6,395
Accounts payable. . . . . .     132,707                      132,707
Deposits. . . . . . . . . .      49,212                       49,212
Accrued expenses and
 other liabilities. . . . .  34,088,179    (11,599,796)   22,488,383
Amounts due to
 affiliates . . . . . . . .   7,623,430                    7,623,430
Notes and mortgages
 payable (in default) . . .  78,769,410    (18,844,718)   59,924,692
                           ------------    -----------  ------------
Commitments and
  contingencies

    Total liabilities . . . 120,669,333    (30,444,514)   90,224,819
                           ------------    -----------  ------------

                    PROFORMA FINANCIAL INFORMATION

                    Arvida/JMB Partners, L.P. - II
                        (A Limited Partnership)
                       And Consolidated Venture

                Consolidated Balance Sheet - Continued


                                           Pro Forma
                            Historical     Adjustments    Pro Forma
                             March 31,    for Disposi-    March 31,
                               1997         tion (1)        1997
                           ------------   ------------   -----------

Partners' capital
 accounts (deficits):
 General Partner and
  Associated Limited
  Partner:
   Capital contributions. .       2,000                        2,000
   Cumulative net loss. . .  (8,720,336)       307,445    (8,412,891)
   Cumulative cash
     distributions. . . . .    (246,771)                    (246,771)
                           ------------    -----------  ------------
                             (8,965,107)       307,445    (8,657,662)
                           ------------    -----------  ------------
 Limited partners:
   Capital contributions. . 209,753,671                  209,753,671
   Cumulative net loss. . .(307,686,715)    30,437,069  (277,249,646)
   Cumulative cash
    distributions . . . . .  (9,221,174)                  (9,221,174)
                           ------------    -----------  ------------
                           (107,154,218)    30,437,069   (76,717,149)
                           ------------    -----------  ------------
    Total partners'
     deficits . . . . . . .(116,119,325)    30,744,514   (85,374,811)
                           ------------    -----------  ------------
    Total liabilities
     and partners'
     deficits . . . . . . .$  4,550,008        300,000     4,850,008
                           ============    ===========  ============


(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's Talega Property (the "Talega disposition"), as if the Talega disposition had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the Talega disposition as if it had occurred on January 1, 1996.

                    PROFORMA FINANCIAL INFORMATION

                    Arvida/JMB Partners, L.P. - II
                        (A Limited Partnership)
                       And Consolidated Venture

                 Consolidated Statement of Operations


                                           Pro Forma
                            Historical     Adjustments    Pro Forma
                             March 31,    for Disposi-    March 31,
                               1997         tion (1)        1997
                           ------------   ------------   -----------
Revenues:
 Housing. . . . . . . . . . $     --                           --
 Homesites. . . . . . . . .       --                           --
 Operating properties . . .     218,623                      218,623
 Brokerage and other
  operations. . . . . . . .       --                           --
                            -----------    -----------   -----------
    Total revenues. . . . .     218,623              0       218,623
                            -----------    -----------   -----------
Cost of revenues:
 Housing. . . . . . . . . .       --                           --
 Homesites. . . . . . . . .       --                           --
 Operating properties . . .     108,388                      108,388
 Brokerage and other
  operations. . . . . . . .       --                           --
                            -----------    -----------   -----------
    Total cost of
     revenues . . . . . . .     108,388              0       108,388
                            -----------    -----------   -----------
Gross operating profit. . .     110,235              0       110,235
Selling, general and
 administrative expenses. .    (195,726)        59,784      (135,942)
                            -----------    -----------   -----------
    Net operating loss. . .     (85,491)        59,784       (25,707)

Interest income . . . . . .      11,476          --           11,476
Interest and real estate
 taxes. . . . . . . . . . .  (3,624,125)     1,895,856    (1,728,269)
                            -----------    -----------   -----------
    Net loss. . . . . . . . $(3,698,140)     1,955,640    (1,742,500)
                            ===========    ===========   ===========
    Net loss per
     Limited Partner-
     ship Interest. . . . . $    (14.63)          7.26         (7.37)
                            ===========    ===========   ===========

(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's Talega Property (the "Talega disposition"), as if the Talega disposition had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the Talega disposition as if it had occurred on January 1, 1996.

                    PROFORMA FINANCIAL INFORMATION

                    Arvida/JMB Partners, L.P. - II
                        (A Limited Partnership)
                       And Consolidated Venture

                 Consolidated Statement of Operations

                                           Pro Forma
                            Historical     Adjustments    Pro Forma
                           December 31,   for Disposi-   December 31,
                               1996         tion (1)        1996
                           ------------   ------------   -----------
Revenues:
 Housing. . . . . . . . . .$    140,810                      140,810
 Homesites. . . . . . . . .   1,243,074                    1,243,074
 Land and property. . . . .  20,286,616       (225,000)   20,061,616
 Operating properties . . .   3,315,655                    3,315,655
 Brokerage and other
  operations. . . . . . . .     767,065        (19,296)      747,769
                            -----------    -----------   -----------
    Total revenues. . . . .  25,753,220       (244,296)   25,508,924
                            -----------    -----------   -----------
Cost of revenues:
 Housing. . . . . . . . . .     336,186                      336,186
 Homesites. . . . . . . . .   1,075,568                    1,075,568
 Land and property. . . . .  14,115,847                   14,115,847
 Operating properties . . .   3,023,179                    3,023,179
 Brokerage and other
  operations. . . . . . . .     600,742                      600,742
                            -----------    -----------   -----------
    Total cost of revenues.  19,151,522              0    19,151,522
                            -----------    -----------   -----------
Gross operating profit. . .   6,601,698       (244,296)    6,357,402
Selling, general and
 administrative expenses. .  (1,999,640)       328,480    (1,671,160)
                            -----------    -----------   -----------
    Net operating income. .   4,602,058         84,184     4,686,242

Interest income . . . . . .      28,484                       28,484
Interest and real
 estate taxes . . . . . . . (12,264,066)     4,879,533    (7,384,533)
                            -----------    -----------   -----------
    Loss before extra-
     ordinary item. . . . .  (7,633,524)     4,963,717    (2,669,807)

    Extraordinary item:
     Gain on early
      extinguishment of
      debt. . . . . . . . .  20,000,000                   20,000,000
                            -----------    -----------   -----------
    Net income. . . . . . . $12,366,476      4,963,717    17,330,193
                            ===========    ===========   ===========
    Net income per limited
     partnership interest
     before extraordinary
     item . . . . . . . . . $     64.05          13.62         77.67
                            ===========    ===========   ===========
    Net income per
     limited partnership
     interest . . . . . . . $     64.05          13.62         77.67
                            ===========    ===========   ===========

(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's Talega Property (the "Talega disposition"), as if the Talega disposition had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the Talega disposition as if it had occurred on January 1, 1996.